UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 8, 2006

BOSTON SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11083	04-2695240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts		01760-1537
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐    Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01.  Other Events

Boston Scientific Corporation has voluntarily withdrawn and re-filed its notification under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976 in connection with its pending acquisition of Guidant Corporation. This procedural step is consistent with Boston Scientific’s plan as of the date of signing its agreement and plan of merger with Guidant on January 25, 2006. Boston Scientific currently expects the merger to close during the week of April 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Vice President and Assistant General Counsel

Dated:    March 8, 2006